Broadridge Financial Solutions, Inc. May 2010 Investor Presentation Richard J. Daly Chief Executive Officer Exhibit 99.1

Forward-Looking Statements
This presentation and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Statements that are not historical in nature, such as our fiscal year 2010 financial guidance, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our
Annual Report on Form 10-K for the fiscal year ended June 30, 2009 (the “2009 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2009 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; the pricing of Broadridge’s products and services; changes in laws affecting the investor communication services provided by Broadridge; changes in laws regulating registered securities clearing firms and broker-dealers; declines in trading volume, market prices, or the liquidity of the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of our outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of Broadridge’s systems; Broadridge’s failure to keep pace with changes in technology and demands of its clients; availability of skilled technical employees; the impact of new acquisitions and divestitures; competitive conditions; and overall market and economic conditions. Broadridge disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may include certain non-GAAP (generally accepted accounting principles) financial measures in describing Broadridge’s performance. Management believes that such non-GAAP measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to and not substitute for the measures of financial performance prepared in accordance with GAAP. The reconciliations of such measures to the comparable GAAP figures are included in this presentation.

Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation.  You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions, Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge
Financial Solutions, Inc. Ridge is a trademark of Broadridge Financial
Solutions, Inc.
© 2010 Broadridge Financial Solutions, Inc.

4 Agenda Broadridge Overview and Summary Business Overview Business Expansion Strategy Overview Financial Overview Conclusion

Broadridge: Investment Thesis
Generate
very strong and
highly predictable
free cash flows
Strong core Investor
Communications business
which generates over 70% of
annual revenues and earnings
Market leader with high
client retention rates
driven by product innovation
Approximately 80%
in recurring annual revenues
Dependable mid-single-digit
revenue growth business
(5% CAGR since 2002)
Highly experienced
management team
(averaging 14 years)
focused on delivering
shareholder return
Scalable business model
with core business
generating margin expansion
(>16% margins, averaging ~50bps
annual growth last 3 fiscal years)
Averaged over $250M per year
during the last 3 fiscal years
Aim to invest in existing businesses and acquisitions to generate mid to high-single-digit revenue growth and return excess cash to shareholders

$252
Forecast
$290
$251
$248
Broadridge: Free Cash Flow & Capital Allocation
Note: Free Cash Flow excludes financing activities in the Clearing and Outsourcing Solutions segment
•Doubled annual dividend
from $0.28 to $0.56 per
share for FY10, or
approximately 35% payout
of FY09 GAAP net earnings
•Authorized repurchase of
up to 10 million shares, or
approximately 7% of the
shares outstanding
•Strategic acquisitions to
leverage the Broadridge
brand and distribution
channels
Strong predictable free cash flow allows for flexible capital allocation options
(1) Free cash flow is a Non-GAAP financial measure and is defined as net cash flow provided by operating activities excluding Ridge Clearing financing activities, less capital expenditures and intangibles. A reconciliation to the nearest GAAP numbers are provided in the Appendix.
FY06 FY07 FY08 FY09 FY10
Free Cash Flow
(Non-GAAP)
(1)
($ in millions)
High: $270
Low: $235
Dividends
Stock
Repurchases
Acquisitions

Broadridge Mission
Partner with
Financial Institutions
to:
Reduce
Risk & Cost
Increase
Performance
• Enable the financial services
industry to achieve higher levels
of performance by allowing firms
to focus on their core business
• Help clients manage their
regulatory compliance risk by
improving clients’ processing,
communication accuracy and
data security
• Deliver cost savings to financial
institutions through outsourcing
their non-differentiating back-
office processes
• Develop long lasting relationships
with world class companies built
on mutual success
Our Mission is To Reduce Clients’ Risk While Lowering Their Total Cost of Ownership

Individual (Retail) and Institutional
Clients
Broker-Dealers, Banks, Mutual Funds, Corporate Issuers
Integrated Solutions Spanning the Investment Lifecycle
Investment
Decision
(Pre-Trade)
Trade Processing
&
Books and Records
Asset
Servicing
(Post-Trade)
New Accounts Welcome Kits Proxy Fulfillment Archival Confirms
Across the
investment
lifecycle...
...By partnering
with the world’s
leading financial
institutions...
...And delivering
broad and
innovative
global solutions
Investor Communications
Proxy management, corporate governance, and stockholder communications
Securities Processing
Global trade processing for equities, options,
mutual funds, and fixed income securities
and operations outsourcing solutions
Processing Reporting Statements
...Broadridge
touches
investors...

Recurring Revenue (~80%)
Event-Driven Revenue (~20%)

Resilient and Predictable Business Model
Business is resilient and largely independent of the stock market being at its highs or
lows……….predictable revenue stream drives predictable free cash flow
Shareholder Positions
Images and Pieces
Processed
Revenue Drivers
A  Market Leader
with
High Retention Rates
Recurring Revenue
Complex Proprietary
Processing Platforms
High Client Satisfaction
and Highly Engaged
Associates
Investor Communication
Solutions
Securities Processing
Solutions
Indispensable Provider for
Mission Critical Processing
Processing Fees
(Trades Per Day)
# of Accounts

Dow Jones Industrial Average
Broadridge Total Revenues
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
Dow Jones Industrial Average
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
Broadridge Total Revenues ($millions)
FY01
FY02
FY03
FY04
FY05
FY06
FY07
FY08
FY09

Broadridge

Business is Resilient in Changing Markets
Our revenue growth has been resilient through various economic and market cycles
Stock Market
Rebounds
Decimalization
of Trades
Internet Bubble
Impact
Financial
Crisis
Note: Fiscal year is based on June 30   year end
th

Revenue Growth Drivers
Low double-digit revenue growth in robust markets and flat to slightly negative growth in severe down markets.  Historically, growth from Sales is consistent in all markets cycles.
Average historical growth of 5%, which included two severe
down market cycles
(1)
In high growth economic cycles revenue growth averages 10-
12% and flat to negative 3% in severe down markets
Historical sales growth component consistent in all market
cycles
ICS sales expected to be driven by market share gains in
transaction reporting and registered proxy
SPS sales expected to be driven by our unique Operations
Outsourcing offering
ICS internal growth is driven by stock record growth for equities and mutual funds and SPS is driven by trades per day (TPD),
which is somewhat offset by price concessions
Event-driven revenue activity declines in severe down markets and rebounds to new highs in robust markets.
Last trough to peak cycle had 20% CAGR (FY03-FY07)
Mutual Fund Proxy is the most volatile component of event-
driven revenue activity
FY02 - FY09 (%)
Average Revenue
Growth From:
+ Acquisitions
1%
= Total Revenue Growth
5%
= Net New Business
1%
+ Internal Growth
(2)
2%
+ Event-Driven
1%
Sales
4%
- Losses
(3%)
(1) Average annual growth rate over 7 years, which contemplates up and down economic cycles
(2) Internal growth represents “same client” additional market driven growth

Business Expansion Focus
Closed Sales
(Fee Only $ in millions)
Event-Driven (ED) Recurring (RC)
$100
$145
$125
$112
$152
Forecast (1)
$77
$88
$63
$82
$109
$23
$37
$49
$63
$43
FY05 FY06 FY07 FY08 FY09 FY10
High: $205
Low: $185
Broadridge is well-positioned and on the high ground as a result of our recurring revenue base, great value propositions, new initiatives, free cash flow and solid balance sheet
Closed
Sales
Challenges
Long-Term
Growth
•Strong and growing pipeline with large
opportunities in all segments
•Winning a meaningful percentage of
each year’s market-driven sales activity
•Growth in recurring closed sales >30%
in FY09, representing the second
consecutive year of record sales
•Leverage our core capabilities and
unique communications network
•Investments in the business have
started to introduce new and exciting
opportunities
•Meaningful growth opportunities in the
mutual fund area via data hub strategy
•Accelerating Operations Outsourcing by
leveraging our unique multi-tier
capabilities
•SPS business, despite retaining its market
leadership position, faces challenges of
price compression and how to monetize its
unique opportunities for growth
•Overcoming conversion decision hurdles
for large clients and industry consolidation
CAGR = 11%
ED = 17%
RC = 9%
(1)
Financial guidance provided in Broadridge’s February 4, 2010 earnings release

This is Broadridge
•We are a market leader in processing and
distributing shareholder communications, and
provider of choice for mission-critical
securities processing solutions
•Over 40 years of experience and a solid
customer base with long standing
relationships
•Our core business is resilient and largely
independent of the stock market being at its
highs or lows
•Strong and predictable Free Cash Flow of
~$250M in each of the last 3 fiscal years
FY10 Forecast Segment Revenues
(1)
FY10 Forecast Segment Margins
Investor
Communications
$1,671-1,688M
(76%)
Securities
Processing
$531-533M
(24%)
Investor
Communications
$279-285M
Margin: 16.7-16.9%
Securities
Processing
$87-94M
Margin: 16.4-17.7%
Outsourcing
Innovative industry service provider of
outsourcing of critical  back-office labor
functions that are integrated with our
processing technology platform:
Operations Outsourcing offering -
growth opportunity to expand existing
relationships and add new clients
Outsourcing
(~5%)
Investor Communications
(2)
Securities Processing
Leading global back-office processing service
bureau, as 8 of top 10 U.S. broker-dealers use
equity and fixed income components of our
technology processing platform
(3)
:
Hosted applications
for self-clearing firms
using Broadridge’s service bureau for:
•Equity (~80%)
•Fixed Income (~15%)
World’s largest processor and provider of investor
communications with over one billion
communications processed annually:
Primary business unit
is a clear market leader with
over 70% of Broadridge revenues and pre-tax earnings
Proxy
communications and vote processing and
interim communications
(~65%)
Transaction reporting
and
fulfillment
services
(~30%)
Other
(~5%)
Securities Processing
(2)
Only service provider offering service bureau and operations outsourcing on a single multi-entity and multi-currency platform
(1) Based on financial guidance provided during Broadridge’s  May 10 2010 earnings release call.  Segment financials do not include  FX and other corporate expense
(2) Percentages represent revenue contribution within each reporting segment
(3) Based on SIFMA’s 2007-2008 Annual Yearbook’s top member firm list ranked  by  capital. This top 10 list does not include the impact of the Lehman  Brothers
(declared bankruptcy), Merrill Lynch (acquired  by Bank of America) and Bear Stearns (acquired   by JP Morgan) transactions, all of which occurred in 2008

ICS Unique Business Systems Processing Model
Proxy and Interim processing system is the “plumbing” supporting the voting process for corporate governance
PROXY & INTERIMS PROCESSING OVERVIEW
"THE PLUMBING"
Broker/Bank 1 Issuer 1 / Fund 1
Broker/Bank 2 Issuer 2 / Fund 2
Broker/Bank 3 Issuer 3 / Fund 3
Broker/Bank 4 Issuer 4 / Fund 4
Broker/Bank 5 Issuer 5 / Fund 5
Broker/Bank 6 Issuer 6 / Fund 6
Broker/Bank 7 Issuer 7 / Fund 7
Broker/Bank 8 Issuer 8 / Fund 8
Broker/Bank 9 Issuer 9 / Fund 9
Brokers/Banks
800+
(1)
Issuers 10,000+
(3)
Funds 700+
(4)
ANNUAL CORPORATE ISSUER AND MUTUAL FUND EVENTS
Approximately 12,000 Events Per Year
(Annual Corporate Issuer Shareholder Meetings and Mutual Fund Proxy Meetings)
Proxy Distribution
Over 40% of
accounts
require
special
processing
Vote Processing
Managing
350M
active
positions
(2)
Majority of
all shares
are held in
street - side
Shareholder
Preferences
Database
Shareholder
Consent
Database
Equity and Mutual Fund Shareholders
Broadridge
manages
>1,500
Corporate
Issuers
Broadridge
processes on
average 70%
of U.S. shares
outstanding
Electronic or
Physical Vote Return
Data Hub and Platform
Electronic or
Physical Delivery
Street-side Processing Registered Processing
> 50% of Hard Copy
Mailings Eliminated
via E - Delivery and
Suppressions
85% of Shares Voted
Electronically
BROADRIDGE
Proxy Processing System
Over 8 million lines of code and approximately 500,000 function points
Supported by 150+ dedicated programmers
(1)
Represents Broadridge’s estimated total number of brokerage firms and banks in the U.S. and international markets
(2)
Represents Broadridge’s estimated total number of positions managed by U.S. brokers and banks
(3)
Represents Broadridge’s estimated total number of corporate issuers in the U.S.
(4)
Represents total number of Fund Sponsors in the U.S. who manage over 16,000 funds including Mutual Funds, Closed-end Funds, ETFs and UITs, according to the Investment Company Institute’s 2009 Investment Company Year Book

Distribution
$757M (49%)
Other
$46M (3%)
Fulfillment
$110M (7%)
Transaction
Reporting
$132M (9%)
Interims
$136M (9%)
Proxy
$350M (23%)
ICS FY09 Product Revenues
ICS Product and Client Revenue Overview:
We have a strong and diverse product
offering…
ICS is highly resilient due to our deep customer relationships with our
Bank/Broker-Dealer clients
Primarily
Postage
Increase in electronic
distribution reduces postage
revenue and increases profits
Bank/Broker-
Dealer
$1,383M
(90%)
Mutual Fund
$96M (6%)
Corporate
Issuer
$52M (4%)
ICS FY09 Client Revenues
…and we have deep and longstanding
client relationships

Market Share [1]
Low-to-High Penetration

PRODUCTS	FY09 $M[2]	Market Share
Proxy	$ 350	
Interims	136	
Transaction Reporting	132	
Fulfillment: Post-Sale	73	
Fulfillment: Pre-Sale	37	
Data Management/Other	46	
TOTAL	$ 774	

CLIENTS	FY09 $M[2]	Market Share
Bank/Broker-Dealer	$ 679	
Mutual Fund	61	
Corporate Issuer	35	
TOTAL	$ 774	

(1) All market share information is based on management's estimates and is part of much larger market. No attempt has been made to size such market
(2) Include fees only

Broadridge

ICS Market Share Overview by Products and Markets
Product depth and relationships with Bank/Broker-Dealers provide high client retention with large potential upside
We have deep penetration in our core business and clients, yet large potential to grow market share

Securities Processing & Outsourcing – Target Market Landscape
How Firms Clear Trades
Fully-Disclosed Broker/Dealer Firms
(Firms that clear their trades through another B/D firm that then clears through DTC)
Self-Clearing Broker-Dealer Firms
(Firms that clear trades directly through the DTC)
Trade Clearing Method #1
Traditional B/D Firms
•Primarily clear trades for accounts
that their firm manages
(e.g., Bank of America)
Clearing B/D Firms
•Primary business is clearing trades
for other B/D firms
(e.g., Penson/Pershing/Fidelity)
Firms that need the balance sheet of
another firm to operate and clear
(Small – Medium Firms)
Firms that have the capital to be self-
clearing, but need the technology and
people expertise of another firm
(Medium – Large Firms)
Type of Self-Clearing Firms
Firm Type #1
Firm Type #2
Trade Clearing Method #2

Broadridge - Revenue Summary for Penson Transaction
We expect the Outsourcing business to be at scale at the completion of the Penson conversion
Outsourcing Revenue
Related to client contracts sold
~$35-40M
Broadridge
Clearing & Outsourcing
After Penson Transaction
Penson
Existing
Outsourcing Revenue
~$25M
Acquired Revenue - ~ $75M
100+ Correspondents
Total Revenues Before Penson
~100M
Total Revenues After Penson
~$90-100M
Broadridge
Clearing & Outsourcing
Before Penson Transaction
BR Sells clearing
client contracts
New
Outsourcing Revenue
~$30-35M
Clearing Related Revenue
~ $75M
Outsourcing processing services
for Acquired Client Contracts
Outsourcing processing services
for Existing Penson Clients
Existing
Outsourcing Revenue
~$25M
Signs 10-Year
Outsourcing Contract
12-18 month
conversion
Starts at deal
closing

SPS FY09 Product Revenues
High client retention rates (>95%)
with growth opportunity coming
from firms that perform processing
in-house
•
BR market share represents
51% of firms that outsource
back-office processing
•
In-house processing firms
account for 40% of industry
total trade volume
•
In-house processing firms are
comprised of small to large
brokerage firms
Fixed-Income platform is the
industry standard
•
BR processes for 10 of the 18
primary dealers of fixed income
•
BR’s clients account for
approximately 66% of the Fixed-
Income trading volume
•
BR processes on average
approximately $3.5 trillion in
trades daily
BR is the only provider of Operations
Outsourcing  for self-clearing firms
•
$1 Billion market potential is
based on U.S. self-clearing and
fully-disclosed firms
•
Revenue target of ~$90-100M
upon completion of the Penson
conversion in FY12
Securities Processing Market Share Overview (2)
M
A
R
K
E
T
S
H
A
R
E
Broadridge is the platform of choice for
firms outsourcing their securities processing
Equity Processing
by # of Firms
(191 total)
Fixed Income
Annual trade volume
(226M)
Broadridge
53 (28%)
Competitors
51 (27%)
In-house
87 (45%)
Broadridge
150M (66%)
Competitors
2M (1%)
In-house
74M (33%)
Equity
(~81%)
Transactions, $260M
Non-transactions, $192M
Fixed Income
(~14%)
Transactions, $52M
Non-transactions, $29M
Outsourcing
(~5%)
$25M
We service 8 of the top 10 largest financial institutions
with a strong potential to increase market share
(1)
Broadridge
$25M (2%)
Untapped
Market
~$1 Billion
(98%)
Outsourcing
Market
(~$1 Billion total)
(1) Based on SIFMA’s 2007-2008 Annual Yearbook ranked by capital. This top 10 list included Lehman
Brothers (declared bankruptcy), Merrill Lynch (acquired by Bank of America), and Bear Stearns (acquired by
JP Morgan). All transactions mentioned occurred during 2008
(2) All market share information is based on management’s 2008 estimates and is part of much larger market. No attempt has been made to size such market

✓	✓	✓
			✓
		✓	✓
	✓	✓	✓
	✓	✓	✓
	✓	✓	✓
		✓	✓
	✓	✓	✓
	✓		✓
		✓	✓
	✓	✓	✓
	✓	✓	✓
	✓	✓	✓
	✓	✓	✓
		✓	✓

Broadridge

Securities Processing Solutions Top 15 Clients
Broadridge has faired well
during the recent industry
consolidations and financial
crisis
The top 15 SPS clients generate
approximately 70% of the SPS
segment’s revenues
11 of 15 top clients have multi-
years remaining under their
existing agreements; contract
extensions for additional clients
are in progress
Closed contract with Barclays to
handle new trade volume as
result of Lehman purchase and
executed direct contract with
Neuberger Berman for
processing
Closed contract with JP Morgan
for Bear Stearns fixed income
processing
Bank of America/Merrill Lynch
transaction resulted in loss of
equity processing business and
win of fixed income processing
business
SPS client relationships are stable in volatile market
Alliance Bernstein
Bank of America/Merrill Lynch*
Barclays Capital Services
BMO Nesbitt Burns
BNP Paribas
CIBC World Markets
Deutsche Bank
E*Trade Group
Edward Jones
HSBC Securities
J.P. Morgan Chase
Jefferies & Company
Royal Bank of Canada
Scotia Capital
UBS Securities
Note: The above schedule is an alphabetical listing of the top 15 SPS clients based on FY09 revenues
* Bank of America/Merrill Lynch includes loss of equity processing business as previously disclosed
Equity Processing Fixed
Income
Processing
Retail Institutional
Top
Clients

Business Expansion Strategy
Focused on core processing and communication businesses and making investments in business that leverage these strong industry positions
Offer New
Solutions
Leverage
Industry
Position
Margin
Improvement
Foundation
Five Pillars
• Improve world class
service scores for
every product every
year
• Zero losses to
competition
• Be “indispensable”
• Increase total
sales year-over-
year
• Increase existing
client penetration
• Value
propositions with
“teeth”
• Improve margins in all
products every year
Data center
Leverage
technology
Smart/Off-shoring
Strict financial
controls
Challenge the status
quo
• Create (build or buy)
unique solutions
enabled by our heritage
Global outsourcing
Electronic delivery
solutions
Global proxy
Mutual Funds
Global Processing
Expansion
CULTURE
Trusting / Engaging / Accountable / Client-Centric / Committed / Caring / Passionate/ Ethical
“A Great Place to Work”
Vision
Be Indispensable!
Accelerate
Sales
• More than 2 dozen new
products introduced since
spin-off
Virtual Shareholder
meeting
The Investor Network/
Shareholder Forum
Know-On-Pay
12b-1/ 22c-2 reporting
Compliance
Client On-boarding
Data aggregation/
analytics
Client
Retention
We enable the financial services industry
to achieve superior levels of performance through our passion to deliver extraordinary value to our clients, shareholders, and associates
Successful execution of strategy is expected to accelerate average revenue growth forecast from mid-single digits to high single-digits

$352
$371
$347
$304
$275
FY09 FY08 FY07 FY06 FY05
Earnings Before Interest andTaxes
as adjusted (1)(2)
($ in Millions)
`
Financial Performance is Driven by Recurring Revenues
Recurring Revenues:
81%                 81%                77%               78%                80%
Margins:
16.0%              15.7%              16.2%             16.8%  16.4%
$1,717
$2,149
$1,726 $1,724
$1,651
$1,565
$1,393
$423
$483
$487
$368
$324
FY09 FY08 FY07 FY06 FY05
Net Revenues
-
($ in Millions)
(1) The comparison between the results of operations for fiscal 2006 and prior periods is affected by the impact of our adoption of SFAS No.123R effective July 1, 2005.   See the
Selected Financial Data table in our 2009 Annual Report on Form 10-K for additional information
(2) Earnings before provision for interest and income taxes, as adjusted, is a Non-GAAP financial measure. In fiscal 2009, it excludes a one-time gain of $8.4 million on purchase of senior notes. In fiscal 2008 and fiscal 2007, it excludes $13.7 million and $14.0 million, respectively, of one-time transition expenses.  We believe that this measure is useful to investors because it excludes the impact of certain transactions or events that we expect to occur infrequently in order to provide meaningful comparisons between current results and previously reported results.  Management, therefore, believes such Non-GAAP measure provides a useful means for evaluating Broadridge's comparative operating performance
Note: Historical financials have not been adjusted for the pending disposition of the clearing services business

Broadridge FY10 Guidance from Continuing Operations
(a) FY09 Actual Interest & Other reflects the effect of the one-time gain from the purchase of the 6.125% Senior Notes of approximately $8M.
(b) FY09 Actual Tax Rate of 35.5% is attributable to the FY08 portion of the approved certification for a state tax credit program of $4M.
      Excluding the one-time tax credit the FY09 Full Year tax rate would be 36.7%.
      FY10 Low & High Ranges Tax Rates of 34.6% & 34.7% respectively is attributable to the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M. Excluding the year-to-date tax benefit the FY10 Low & High Tax Rate would be 36.7%
(c) FY09 Actual Diluted EPS Before 1-Times (Non-GAAP) excludes the approximately $8M gain on purchase of $125M of Senior Notes (gain reflected in Interest & Other); $0.04 impact to EPS and the FY08 portion of the approved certification for a state tax credit program (gain reflected in Income Taxes); $0.03 impact to EPS.
      FY10 Low & High Ranges Diluted EPS Before 1-Times (Non-GAAP) of $1.52 & $1.58 respectively excludes the release of a valuation allowance on a deferred tax asset relating to tax loss carryforwards of approximately $8M (gain reflected in Income Taxes); $0.06 impact to EPS.
Revenue
($ in millions)
EBIT
FY09 FY10 Range FY09 FY10 Range
Actual Low High Actual Low High
$1,531 $1,671 $1,688 ICS $249 $279 $285
-3% 9% 10%
Growth %  /  Margin %
16.3% 16.7% 16.9%
$559 $531 $533 SPS $134 $87 $94
5% -5% -5%
Growth %  /  Margin %
23.9% 16.4% 17.7%
$2,090 $2,202 $2,222 Total Segments $383 $366 $379
-1% 5% 6%
Growth %  /  Margin %
18.3% 16.6% 17.1%
$1 $2 $2 Other ($29) ($18) ($23)
($18) $4 $6 FX
*
($2) ($0) $4
$2,073 $2,208 $2,230 Total Broadridge $352 $348 $361
-3% 7% 7%
Growth %  /  Margin %
17.0% 15.8% 16.2%
Interest & Other
(a)
($6) ($11) ($11)
Closed Sales Total EBT $346 $337 $350
FY10 Range
Margin % 16.7% 15.3% 15.7%
Segments Low High
ICS $125 $135
Income Taxes ($123) ($116) ($122)
SPS $60 $70
Tax Rate
(b)
35.5% 34.6% 34.7%
Total $185 $205
Total Net Earnings $223 $220 $228
Margin %
10.8% 10.0% 10.3%
Diluted Shares 142 139 139
Diluted EPS (GAAP) $1.58 $1.58 $1.64
Diluted EPS Before 1-Times (Non-GAAP)
(c)
$1.51 $1.52 $1.58
*
Includes impact of FX P&L Margin and FX Transaction Activity

Focused on Capital Stewardship and Long-Term Shareholder Value
Cash Level on
Balance Sheet
• We expect to keep approximately $100M of cash on hand
Strong Predictable
FCF Allows for
Flexible Capital
Allocation
Options
• Investing for organic growth
• Tuck-in acquisitions to sustain organic growth expand product offering
• Continue to grow dividend payout
• Pursue stock repurchases to offset any dilution from equity compensation plan and opportunistic repurchases versus scheduled steady repurchases
Manage to a
Debt to EBITDA
Ratio 1:1 Debt
Mid-single-digit
organic revenue
growth
• Capitalize on fundamentals driving long-term market growth
• Invest in and drive new sales of existing solutions
• Rollout new solutions to enable client efficiencies and facilitate client growth
• Capture the global securities processing opportunity
Improve Margins • Initiatives to sustain and drive continued efficiencies and enhance our scalability
Aim to invest through existing businesses and acquisitions to generate mid to high single-digit revenue growth and return excess cash to shareholders
Maintain investment grade rating with rating agencies as this is important to our large clients and prospects

Summary
Broadridge is a dependable mid-single-digit revenue grower
with a scalable business model providing opportunity for margin expansion
We expect to continue to invest in our existing businesses and execute strategic acquisitions to generate mid to high single-
digit average revenue growth
We expect to generate strong free cash flows and aim to return cash to shareholders through dividends, repurchasing shares to offset dilution and to opportunistically repurchase shares

26 Appendix Appendix

Penson Update
Evolution of the Penson Deal
FY09 Actual results to Continuing Operations GAAP
(1) (2) (3) (4) (5) (6) (7)
Pre-Penson Transaction
-
Discontinued Operations
= +
Penson Phase 1
=
FY10 Proforma + Penson Phase 2 = FY12 Proforma
(FY09 Reported) (FY09 GAAP) (A) (Subtotal) Converting FY11
Q3 or Q4 (B)
Revenue
$100M - = $25M + $30M = $55M + $25M - $35M = $80M-$90M
($75M Clearing Related)
$75M Contracts Sold to
Penson
(Existing Outsourcing) ($25M Existing Outsourcing)
($25M Existing Outsourcing) ($30M Penson Phase #1)
Expense
$110M - $75M Allocated Expenses = $35M $35M
Note:
$25M Expenses eliminated
$50M Remaining expenses
$50M  $50M
to be re-allocated
once Penson live
$75M $35M + $50M = $85M + $5M = $90M
Operating Losses
($10M) - $0M = ($10M) + ($20M) = ($30M) + $20M-$30M =
($10M) -to- ($0M)
Continuing Operations
(B) -
Phase 2 is related to outsourcing services to support the existing Penson clients once converted onto the Broadridge processing platform. As a result, there are less expenses necessary for Penson Phase 2.
Note: $ amounts have been rounded for illustrative purposes only
(A) - Phase 1 is related to outsourcing services to support the client contracts acquired by Penson from Broadridge. Revenue amount originally expected to be $40M was reduced due primarily to loss of Neuberger contract.

FY09 GAAP Continuing Operations to Fully Converted Penson Phases 1 & 2

Securities Processing
Self-Clearing with
Service Bureau
Outsourcing
Self-Clearing with Ops.
Outsourcing & Service
Bureau
Broadridge’s Simplified Securities Processing Model
Clearing
Fully-Disclosed Clearing
Financing
Activities and
Compliance
Technology &
Data Center
Operational
Infrastructure
Client
Responsibility
Client
Responsibility
Client
Responsibility
Provided by
Broadridge
Provided by
Broadridge
Provided by
Broadridge
Provided by
Clearing Firm
(Previously provided by Ridge)
Target Large
Broker-Dealer Firms
Large ~ Medium
Broker-Dealer Firms
Medium ~ Small
Broker-Dealer Firms
Outsourced to
Broadridge
(Previously provided by Ridge)
Outsourced to
Broadridge
(Previously provided by Ridge)
Third Party
Clearing
Clients
Outsourcing business has high growth potential and our simplified processing model continues to allow us to serve the entire investment process

Free Cash Flow (Non-GAAP) – YTD and FY10 Forecast
Unaudited
(In millions)
Low High
Cash Flow - Continuing Operations
Net earnings from continuing operations (GAAP) 109 $                     220 $             228 $
Depreciation and amortization (includes other LT assets) 43 60 58
Stock-based compensation expense 21 30 28
Other (16) (15) (10)
Subtotal 157 295 304
Working capital changes 21 (5) 8
Long-term assets & liabilities changes 3 - 3
Net cash flow provided by continuing operating activities 181 290 315
Cash Flows From Investing Activities
Capital expenditures & purchased intangibles (29) (55) (45)
Free cash flow (Non-GAAP) 152 $                     235 $             270 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (11) (11) (11)
Freed-up Clearing capital
(b)
10 210 240
Long-term debt repayment - - -
Dividends paid (48) (67) (67)
Other 5 5 5
Stock repurchases net of options proceeds (103) (103) (103)
Net change in cash and cash equivalents 5 269 334
Cash and cash equivalents, at the beginning of year 173 173 173
Cash and cash equivalents, at the end of period 178 $                     442 $             507 $
(a) Guidance does not include effect of any future acquisitions, additional debt or share repurchases
(b) Assumes Penson transaction will close in Q4 2010
March 2010
Nine Months Ended FY10 Range
(a)
Free Cash Flow
$235-270M

Historical Free Cash Flow Non-GAAP to GAAP Reconciliation
Reconciliation of Non-GAAP to GAAP Measures
Free Cash Flow
($ in millions)
(Unaudited)
FY06 FY07 FY08 FY09
Actual Actual Actual Actual
Net cash flow provided by operating activities (GAAP) 426 $             161 $             482 $             359 $
Securities clearing activities
(a)
159 (128) 146 77
Net cash flow provided by operating activities, excluding
securities clearing activities 267 289 336 282
Capital expenditures & Intangibles (41) (38) (46) (30)
Discontinued Operations
(b)
22 - - -
Free cash flow
(b)
248 $             251 $             290 $             252 $
(a) Cash and securities segregated for regulatory purposes, securities deposited with clearing organizations and securities receivables and securities payables
(b) FY06 excludes loss from discontinued operations of $14M, net of income taxes and include proceeds from sale of businessess of $8M

Reconciliation of Non-GAAP to GAAP Measures
EBIT Reconciliation FY09 FY10 Range
($ in millions)
Actual Low High
EBIT (Non-GAAP)
*
$352 $348 $361
Margin %
17.0% 15.8% 16.2%
Interest & Other ($6) ($11) ($11)
Total EBT (GAAP) $346 $337 $350
Margin %
16.7% 15.3% 15.7%
EPS Reconciliation Low High
Diluted EPS from continuing operations (GAAP) $1.58 $1.58 $1.64
Tax Restructuring
**
($0.07) ($0.06) ($0.06)
Diluted EPS before 1-Times (Non-GAAP) $1.51 $1.52 $1.58
*   Includes impact of FX Transaction Activity
** Includes one-time gain on purchase of Senior Notes and one-time state tax credit benefit
Free Cash Flow Reconciliation
(In millions) Low High
Net earnings from continuing operations (GAAP)
109 $                    220 $             228 $
Depreciation and amortization (includes other LT assets) 43 60 58
Stock-based compensation expense 21 30 28
Other (16) (15) (10)
Subtotal 157 295 304
Working capital changes 21 (5) 8
Long-term assets & liabilities changes 3 - 3
Net cash flow provided by continuing operating activities
181 290 315
Cash Flows From Investing Activities
Capital expenditures & purchased intangibles (29) (55) (45)
Free cash flow (Non-GAAP) 152 $                    235 $             270 $
March 2010
Nine Months Ended
FY10 Range

Closed Sales-To-Revenue Overview
General Conversion Time Frames
Closed Sales-to-Revenue Conversion
General Time Frames
Investor Communication Solutions
Registered Mutual Fund Sales 1 to 6 Months
Registered Equity Sales Issuer's Next Annual Meeting
Transaction Reporting
(1)
and Fulfillment Sales 3 to 9 Months
Global Proxy Sales 1 to 6 Months
Securities Processing Solutions
Small Broker-Dealer Firms 3 to 6 Months
Mid-sized Broker-Dealer Firms 6 to 9 Months
Large Broker-Dealer Firms 9 to18+ Months
Outsourcing
Mid-sized Broker-Dealer Firms 6 to 9 Months
Large Broker-Dealer Firms 9 to18+ Months
(1) Transaction Reporting sales are comprised primarily of production of statements and confirms
Segment Sales Categories

Broadridge ICS Key Statistics
$ in millions
RC= Recurring
ED= Event-Driven
FY07 FY08 FY09 Type
Fee Revenues
(1)
Proxy Equities 227.0 $    256.0 $    268.4 $    RC
Stock Record Position Growth 0% 2% -2%
Pieces 289.9 297.8 288.0
Mutual Funds 78.8 $     92.1 $     55.0 $     ED
Pieces 127.3 176.6 73.5
Contests/Specials 28.5 $     19.7 $     26.9 $     ED
Pieces 31.9 21.2 30.8
Total Proxy 334.3 $    367.8 $    350.3 $
Total Pieces 449.1 495.6 392.3
Notice and Access Opt-in % NA 28% 50%
Suppression % 44% 49% 50%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 69.7 $     73.9 $     78.1 $     RC
Position Growth 9% 9% 4%
Pieces 366.3 401.1 440.5
Mutual Funds (Supplemental Prospectuses) & Other 51.2 $     48.9 $     58.0 $     ED
Pieces 332.8 301.3 349.6
Total  Interims 120.9 $    122.8 $    136.1 $
Total Pieces 699.1 702.4 790.1
Transaction
Transaction Reporting 129.6 $    124.7 $    132.0 $    RC
Reporting
Fulfillment
Post-Sale Fulfillment 59.9 $     70.4 $     72.9 $     RC
Pre-Sale Fulfillment 37.4 $     37.5 $     36.6 $     ED
Total Fulfillment 97.3 $     107.9 $    109.5 $
Other Other
(2)
49.9 $     44.2 $     46.3 $     ED
Communications
Total Fee Revenues 732.0 $    767.4 $    774.2 $
Total Distribution Revenues 820.2 $    807.8 $    756.8 $
Total Revenues (Non-GAAP) 1,552.2 $ 1,575.2 $ 1,531.0 $
Transfer price adjustment
2.0 - -
Total Revenues (GAAP) 1,554.2 $ 1,575.2 $ 1,531.0 $
Total RC Fees 486.3 $    525.0 $    551.4 $
Total ED Fees 245.7 $    242.4 $    222.8 $
(2) Other includes pieces of 18.6M for FY07, 12.6M for FY08 and 14.4M for FY09 primarily related to corporate actions
(1) These items represent fee revenues only and exclude distribution revenues which are set out separately.  The historical numbers have been adjusted to exclude distribution revenues

Broadridge SPS Key Statistics
$ in millions
RC= Recurring
ED= Event-Driven
FY07 FY08 FY09 Type
Equity
Transaction-Based Equity Trades 262.9 $ 261.5 $ 260.4 $ RC
Trade Volume (Average Trades per Day in '000)
(1)(2)
1,454 1,559 1,648
Non-Transaction Other Equity Services 172.9 $ 177.2 $ 191.7 $ RC
Total Equity 435.8 $ 438.7 $ 452.1 $
Fixed Income
Transaction-Based Fixed Income Trades 45.2 $   51.1 $  52.3 $  RC
Trade Volume (Average Trades per Day in '000) 195 237 294
Non-Transaction Other Fixed Income Services 22.9 $   24.6 $  29.4 $  RC
Total Fixed Income 68.1 $   75.7 $  81.7 $
Total Revenues (Non-GAAP) 503.9 $ 514.4 $ 533.8 $
Transfer price adjustment 6.0 - -
Total Revenues (GAAP) 509.9 $ 514.4 $ 533.8 $
Outsourcing
Outsourcing 23.5 $   19.1 $  25.1 $  RC
# of Clients 4 5 6
Combined Revenues with Outsourcing (Non-GAAP) 533.4 $ 533.5 $ 558.9 $
(1) As of 1Q09, Equity Trade volume adjusted to exclude trades processed under fixed priced contracts.  Management believes excluding this trade volume presents a stronger correlation between trade volume and Equity Trade revenue
(2) As of 2Q09, Equity Trade volume excluded trades per day for Lehman Brothers, Inc. to reflect the loss of the Lehman business and to provide a better historical comparison

Broadridge ICS Definitions
                    Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers.  Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).
         Refers to the proxy services we provide for funds, classes or trusts of an investment company.  Open-ended mutual funds are not required to have annual meetings.  As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event."  These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.
     Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company’s proxy materials.
Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily drive by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).

                    Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors.  These reports contain pertinent information such as holdings, fund performance, and other required disclosure.
         Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying items in the original prospectus).  The events could occur at any time throughout the year.
  Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.

     Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.

     Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.
        Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.

  Refers to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions.
Proxy
Equities –
Mutual Funds –
Contests –
Specials –
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectus) –
Interims
Mutual Funds (Supplemental Prospectus) –
Other –
Transaction Reporting
Fulfillment
Transaction Reporting –
Post-Sale Fulfillment –
Pre-Sale Fulfillment –
Other –
Other Communications